Exhibit 99.1
FOR IMMEDIATE RELEASE

SLEEP NUMBER ANNOUNCES SECOND QUARTER 2022 RESULTS

•Second-quarter net sales increased 13% and diluted EPS grew 75% versus the prior year
•Year-to-date net sales increased 2% with year-to-date diluted EPS of $1.60 versus $3.44 for the same period last year on constrained electronics supply, inflation pressures and low consumer sentiment
•Updated 2022 EPS outlook to a range of $3.00 to $4.00 per share

MINNEAPOLIS – (July 27, 2022) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the quarter ended July 2, 2022.

“Our second-quarter performance reflects our team’s incredible agility in navigating a complex business environment. Ongoing electronic supply disruptions, inflationary pressures and record low consumer sentiment are reflected in our revised 2022 EPS outlook. We are taking prudent actions to preserve liquidity and financial flexibility,” said Shelly Ibach, Chair, President and CEO. “Sleep Number brand metrics are strong, and we continue to advance our life changing innovations. We are positioned to rebound rapidly as consumer confidence and flow of electronic parts improve.”

Second Quarter Overview
•Net sales increased 13% to $549 million, while demand decreased 12% for the quarter, reflecting record low consumer sentiment
•Gross margin of 59.2% of net sales, more than 100 basis points above expectations due to favorable product mix which more than offset operating inefficiencies resulting from the uneven flow of electronics supply
•Earnings per diluted share increased 75% to $1.54, compared with $0.88 for the prior year

Cash Flows and Liquidity Review
•Year-to-date net cash from operating activities of $29 million were pressured by year-over-year changes in working capital and lower net income
•Invested $37 million in capital expenditures and $55 million in Sleep Number stock for the first six months of the year; planning no share repurchases in the third quarter as we prioritize performance-driving investments
•Leverage ratio of 3.3x EBITDAR at the end of the second quarter; more than $375 million of liquidity remains against current debt facility
•Return on invested capital (ROIC) was 21.8% for the trailing twelve-month period

Financial Outlook
The company updated its full-year 2022 diluted EPS outlook to a range of $3.00 to $4.00 per share based on macro conditions. The outlook assumes low single-digit net sales growth for 2022 on a high single-digit demand decline, while servicing excess backlog. The company anticipates 2022 capital expenditures of approximately $70 million.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

Sleep Number Announces Second-quarter 2022 Results - Page 2 of 9
About Sleep Number Corporation
Individuality is the foundation of Sleep Number. Our purpose driven company is comprised of over 5,500 passionate team members who are dedicated to our mission of improving lives by individualizing sleep experiences. We have improved more than 14 million lives and are positively impacting society’s wellbeing through higher quality sleep.

Our award-winning 360® smart beds are informed by science. They learn from over 1.95 billion sleep sessions of highly-accurate, real world sleep data – the culmination of over 15 billion hours’ worth - to automatically adjust to each sleeper and provide effortless comfort and proven quality sleep. Our 360 smart beds deliver individualized sleep health reports and insights, including a daily SleepIQ® score, and are helping to advance meaningful sleep health solutions by applying sleep science and research.

For life-changing sleep, visit SleepNumber.com or one of our more than 650 Sleep Number® stores. More information is available on our newsroom and investor relations sites.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance, such as the company’s expectations for full-year 2022 diluted EPS, are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; risks inherent in outbreaks of pandemics or contagious disease, including the COVID-19 pandemic; risks inherent in global-sourcing activities, including tariffs, outbreaks of pandemics or contagious diseases, such as the COVID-19 pandemic, geo-political turmoil, acts of terrorism, global conflicts or war (such as the current war in Ukraine), strikes, labor shortages, government-mandated work closures, and the potential for shortages in supply or disruption or delay of production and delivery of materials and products in our supply chain; risks of disruption in the operation of any of our main manufacturing, distribution, logistics, home delivery, product development, or customer service facilities or operations; our manufacturing processes operate with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and third parties and our ability to maintain relationships with key suppliers or third parties, including several sole-source suppliers or service providers; rising commodity costs and other inflationary pressures; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our Total Retail distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line, and consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products and the adequacy of our intellectual-property rights to protect our products and brand from competitive or infringing activities; claims that our products, processes, advertising, or trademarks infringe the intellectual-property rights of others; availability of attractive and cost-effective consumer credit options; increasing government regulation; pending or unforeseen litigation and the potential for adverse publicity associated with litigation; the adequacy of our and third-party information systems to meet the evolving needs of our business and existing and evolving risks and regulatory standards applicable to data privacy and cybersecurity; the costs and potential disruptions to our business related to upgrading or maintaining our information systems; the vulnerability of our and third-party information systems to attacks by hackers or other cyber threats that could compromise the security of our systems, result in a data breach or disrupt our business; environmental risks, including increasing environmental regulation and the broader impacts of climate change such as from weather-related events; and our ability, and the ability of our suppliers and vendors, to attract, retain and motivate qualified management, executive and other key team members, including qualified retail sales professionals and managers. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.
# # #
Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@sleepnumber.com
Media Contact: Julie Elepano; (414) 732-9840; julie.elepano@sleepnumber.com

Sleep Number Announces Second-quarter 2022 Results - Page 3 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	July 2, 2022	% of Net Sales	July 3, 2021	% of Net Sales
Net sales	$549,073	100.0%	$484,316	100.0%
Cost of sales	224,128	40.8%	191,465	39.5%
Gross profit	324,945	59.2%	292,851	60.5%
Operating expenses:
Sales and marketing	220,490	40.2%	205,994	42.5%
General and administrative	38,727	7.1%	41,220	8.5%
Research and development	15,817	2.9%	15,916	3.3%
Total operating expenses	275,034	50.1%	263,130	54.3%
Operating income	49,911	9.1%	29,721	6.1%
Interest expense, net	3,619	0.7%	1,607	0.3%
Income before income taxes	46,292	8.4%	28,114	5.8%
Income tax expense	11,359	2.1%	5,864	1.2%
Net income	$34,933	6.4%	$22,250	4.6%

Net income per share – basic	$1.56		$0.91

Net income per share – diluted	$1.54		$0.88

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,355		24,371
Dilutive effect of stock-based awards	358		823
Diluted weighted-average shares outstanding	22,713		25,194

Sleep Number Announces Second-quarter 2022 Results - Page 4 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Six Months Ended
	July 2, 2022	% of Net Sales	July 3, 2021	% of Net Sales
Net sales	$1,076,203	100.0%	$1,052,572	100.0%
Cost of sales	448,960	41.7%	403,803	38.4%
Gross profit	627,243	58.3%	648,769	61.6%
Operating expenses:
Sales and marketing	460,749	42.8%	429,611	40.8%
General and administrative	80,046	7.4%	83,812	8.0%
Research and development	32,122	3.0%	29,202	2.8%
Total operating expenses	572,917	53.2%	542,625	51.6%
Operating income	54,326	5.0%	106,144	10.1%
Interest expense, net	5,746	0.5%	2,584	0.2%
Income before income taxes	48,580	4.5%	103,560	9.8%
Income tax expense	11,573	1.1%	14,676	1.4%
Net income	$37,007	3.4%	$88,884	8.4%

Net income per share – basic	$1.64		$3.57

Net income per share – diluted	$1.60		$3.44

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,558		24,874
Dilutive effect of stock-based awards	594		995
Diluted weighted-average shares outstanding	23,152		25,869

Sleep Number Announces Second-quarter 2022 Results - Page 5 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited – in thousands, except per share amounts)
subject to reclassification

	July 2, 2022	January 1, 2022
Assets
Current assets:
Cash and cash equivalents	$2,279	$2,389
Accounts receivable, net of allowances of $1,326 and $924, respectively	28,616	25,718
Inventories	121,318	105,644
Prepaid expenses	24,575	18,953
Other current assets	45,077	54,917
Total current assets	221,865	207,621
Non-current assets:
Property and equipment, net	196,888	195,128
Operating lease right-of-use assets	382,324	371,133
Goodwill and intangible assets, net	69,267	70,468
Deferred income taxes	3,106	—
Other non-current assets	76,637	75,190
Total assets	$950,087	$919,540
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under revolving credit facility	$443,300	$382,500
Accounts payable	167,213	162,547
Customer prepayments	114,745	129,499
Accrued sales returns	24,656	22,368
Compensation and benefits	33,274	51,240
Taxes and withholding	27,426	22,087
Operating lease liabilities	76,041	72,360
Other current liabilities	58,605	64,177
Total current liabilities	945,260	906,778
Non-current liabilities:
Deferred income taxes	—	688
Operating lease liabilities	344,475	336,192
Other non-current liabilities	103,314	100,835
Total non-current liabilities	447,789	437,715
Total liabilities	1,393,049	1,344,493
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 21,964 and 22,683 shares issued and outstanding, respectively	220	227
Additional paid-in capital	—	3,971
Accumulated deficit	(443,182)	(429,151)
Total shareholders’ deficit	(442,962)	(424,953)
Total liabilities and shareholders’ deficit	$950,087	$919,540

Sleep Number Announces Second-quarter 2022 Results - Page 6 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Six Months Ended
	July 2, 2022	July 3, 2021
Cash flows from operating activities:
Net income	$37,007	$88,884
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,975	29,800
Stock-based compensation	8,043	12,385
Net loss on disposals and impairments of assets	179	78
Deferred income taxes	(3,794)	421
Changes in operating assets and liabilities:
Accounts receivable	(2,898)	8,666
Inventories	(15,674)	(7,215)
Income taxes	4,368	(11,625)
Prepaid expenses and other assets	6,266	(13,407)
Accounts payable	(1,713)	23,232
Customer prepayments	(14,754)	47,418
Accrued compensation and benefits	(17,789)	(22,387)
Other taxes and withholding	971	487
Other accruals and liabilities	(3,496)	4,683
Net cash provided by operating activities	28,691	161,420

Cash flows from investing activities:
Purchases of property and equipment	(36,559)	(32,012)
Proceeds from sales of property and equipment	23	12
Net cash used in investing activities	(36,536)	(32,000)

Cash flows from financing activities:
Net increase in short-term borrowings	70,836	146,447
Repurchases of common stock	(63,644)	(280,915)
Proceeds from issuance of common stock	585	3,535
Debt issuance costs	(42)	(557)
Net cash provided by (used in) financing activities	7,735	(131,490)

Net decrease in cash and cash equivalents	(110)	(2,070)
Cash and cash equivalents, at beginning of period	2,389	4,243
Cash and cash equivalents, at end of period	$2,279	$2,173

Sleep Number Announces Second-quarter 2022 Results - Page 7 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Percent of sales:
Retail stores	89.4%	88.1%	86.9%	87.0%
Online, phone, chat and other	10.6%	11.9%	13.1%	13.0%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	10%	102%	(3%)	41%
Online, phone and chat	2%	(28%)	4%	17%
Total Retail comparable sales change	9%	65%	(2%)	37%
Net opened/closed stores and other	4%	5%	4%	2%
Total Company	13%	70%	2%	39%

Stores open:
Beginning of period	653	607	648	602
Opened	10	26	23	37
Closed	(4)	(12)	(12)	(18)
End of period	659	621	659	621

Other metrics:
Average sales per store ($ in 000's) [1]	$3,526	$3,542
Average sales per square foot [1]	$1,172	$1,203
Stores > $2 million net sales [2]	82%	82%
Stores > $3 million net sales [2]	45%	47%
Average revenue per smart bed unit [3]	$6,485	$5,094	$5,601	$5,059

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online, phone and chat sales).
3 Represents Total Retail (stores, online, phone and chat) net sales divided by Total Retail smart bed units.

Sleep Number Announces Second-quarter 2022 Results - Page 8 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing Twelve Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Net income	$34,933	$22,250	$101,869	$201,563
Income tax expense	11,359	5,864	30,442	43,564
Interest expense	3,619	1,607	9,406	5,227
Depreciation and amortization	15,920	15,006	61,857	59,802
Stock-based compensation	3,910	5,968	18,872	27,114
Asset impairments	80	—	266	142
Adjusted EBITDA	$69,821	$50,695	$222,712	$337,412

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing Twelve Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Net cash provided by operating activities	$4,133	$49,822	$167,281	$354,080
Subtract: Purchases of property and equipment	16,955	20,466	71,447	47,417
Free cash flow	$(12,822)	$29,356	$95,834	$306,663

Calculation of Net Leverage Ratio under Revolving Credit Facility
(in thousands)

	Trailing Twelve Months Ended
	July 2, 2022	July 3, 2021
Borrowings under revolving credit facility	$443,300	$382,200
Outstanding letters of credit	5,947	3,997
Finance lease obligations	479	594
Consolidated funded indebtedness	$449,726	$386,791
Capitalized operating lease obligations [1]	642,213	571,358
Total debt including capitalized operating lease obligations (a)	$1,091,939	$958,149

Adjusted EBITDA (see above)	$222,712	$337,412
Consolidated rent expense	107,035	95,226
Consolidated EBITDAR (b)	$329,747	$432,638
Net Leverage Ratio under revolving credit facility (a divided by b)	3.3 to 1.0	2.2 to 1.0
1A multiple of six times annual rent expense is used as an estimate for capitalizing our operating lease obligations in accordance with our credit facility.

Note - Our Adjusted EBITDA and EBITDAR calculations, Free Cash Flow data and Calculation of Net Leverage Ratio under Revolving Credit Facility are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Second-quarter 2022 Results - Page 9 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing Twelve Months Ended
	July 2, 2022	July 3, 2021
Net operating profit after taxes (NOPAT)
Operating income	$141,718	$250,352
Add: Rent expense [1]	107,035	95,226
Add: Interest income	—	2
Less: Depreciation on capitalized operating leases [2]	(27,078)	(24,577)
Less: Income taxes [3]	(52,891)	(76,939)
NOPAT	$168,784	$244,064

Average invested capital
Total deficit	$(442,962)	$(403,658)
Add: Long-term debt [4]	443,779	382,794
Add: Capitalized operating lease obligations [5]	856,280	761,808
Total invested capital at end of period	$857,097	$740,944

Average invested capital [6]	$772,772	$733,151

Return on invested capital (ROIC) [7]	21.8%	33.3%

1	Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.
2
Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 5) for the respective reporting periods with an assumed thirty-year useful life. This life assumption is based on our long-term participation in given markets though specific retail location lease commitments are generally 5 to 10 years at inception. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3	Reflects annual effective income tax rates, before discrete adjustments, of 23.9% and 24.0% for July 2, 2022 and July 3, 2021, respectively.
4	Long-term debt includes existing finance lease liabilities.
5
A multiple of eight times annual rent expense is used as an estimate for capitalizing our operating lease obligations. The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

6	Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.
7	ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.